                                                                    Exhibit 10.1


                          PLAN AND AGREEMENT OF MERGER

                                      AMONG

                              I-SECTOR CORPORATION,

                              INX MERGER SUB, INC.

                                       AND

                           INTERNETWORK EXPERTS, INC.

                          DATED AS OF FEBRUARY 1, 2005

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                    ARTICLE 1
                                   THE MERGER

Section 1.1    The Merger......................................................2
Section 1.2    The Closing.....................................................2
Section 1.3    Effective Time..................................................2
Section 1.4    Effects of the Merger...........................................2

                                    ARTICLE 2
                          ORGANIZATIONAL DOCUMENTS AND
                 DIRECTORS AND OFFICERS OF SURVIVING CORPORATION

Section 2.1    Certificate of Incorporation of the Surviving Corporation.......2
Section 2.2    Bylaws of the Surviving Corporation.............................2
Section 2.3    Directors of Surviving Corporation..............................3
Section 2.4    Officers of Surviving Corporation...............................3

                                    ARTICLE 3
                        EFFECT OF THE MERGER ON THE STOCK
                 OF INX AND MERGER SUB; EXCHANGE OF CERTIFICATES

Section 3.1    Effect on INX Stock and INX Stock Options.......................3
Section 3.2    Effect on the Stock of Merger Sub...............................4
Section 3.3    Exchange of Certificates........................................4
Section 3.4    Rule 16b-3 Approval.............................................5
Section 3.5    Dissenting Shares...............................................5

                                    ARTICLE 4
                      REPRESENTATIONS AND WARRANTIES OF INX

Section 4.1    Existence; Good Standing; Corporate Authority...................5
Section 4.2    Authorization, Validity and Effect of Agreements................6

                                    ARTICLE 5
                    REPRESENTATIONS AND WARRANTIES OF PARENT

Section 5.1    Existence; Good Standing; Corporate Authority...................6
Section 5.2    Authorization, Validity and Effect of Agreements................6
Section 5.3    Issuance of Parent Common Stock.................................6
Section 5.4    No Conflict.....................................................6
Section 5.5    Vote Required...................................................7
Section 5.6    Filings with the Securities and Exchange Commission.............7
Section 5.7    Merger Sub......................................................8

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
                                    ARTICLE 6
                  REPRESENTATIONS AND WARRANTIES OF MERGER SUB

Section 6.1    Existence.......................................................8
Section 6.2    Authorization, Validity and Effect of Agreements................8

                                    ARTICLE 7
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Section 7.1    Ownership of INX Common Stock...................................8
Section 7.2    Authority Relative to this Agreement............................9
Section 7.3    No Violations...................................................9
Section 7.4    Consents and Approvals.........................................10
Section 7.5    Investment in Parent...........................................10
Section 7.6    Access to Information..........................................10
Section 7.7    Restricted Securities..........................................10
Section 7.8    No Regulatory Recommendations..................................10
Section 7.9    Legal Counsel..................................................11

                                    ARTICLE 8
                            COVENANTS AND AGREEMENTS

Section 8.1    Proxy Statement................................................11
Section 8.2    Parent Meeting.................................................11
Section 8.3    INX Stockholders Written Consents..............................11
Section 8.4    INX Voting and Support Agreements..............................11
Section 8.5    Stockholder Representative.....................................11
Section 8.6    Delivery of INX Certificates to Stockholder Representative.....12
Section 8.7    Private Placement..............................................12
Section 8.8    Listing Application............................................12
Section 8.9    INX Employee Stock Options, Incentives and Benefit Plans.......13
Section 8.10   Restrictions on Parent Common Stock............................13

                                    ARTICLE 9
                                   CONDITIONS

Section 9.1    Conditions to Each Party's Obligation to Effect the Merger.....14
Section 9.2    Conditions to Obligation of INX to Effect the Merger...........15
Section 9.3    Conditions to Obligation of Parent to Effect the Merger........15

                                   ARTICLE 10
                                   TERMINATION

Section 10.1   Termination by Mutual Consent..................................16
Section 10.2   Termination by INX or Parent...................................16
Section 10.3   Termination by INX.............................................16
Section 10.4   Termination by Parent..........................................16
Section 10.5   Effect of Termination..........................................17
Section 10.6   Extension; Waiver..............................................17

                                   ARTICLE 11
                               GENERAL PROVISIONS

Section 11.1   Nonsurvival of Representations, Warranties and Agreements......17
Section 11.2   Notices........................................................17
Section 11.3   Assignment; Binding Effect; Benefit............................18
Section 11.4   Entire Agreement...............................................18
Section 11.5   Expenses.......................................................18
Section 11.6   Amendments.....................................................18
Section 11.7   Governing Law..................................................19
Section 11.8   Counterparts...................................................19
Section 11.9   Headings.......................................................19
Section 11.10  Interpretation.................................................19
Section 11.11  Waivers........................................................19
Section 11.12  Incorporation of Exhibits......................................20
Section 11.13  Severability...................................................20

LIST OF EXHIBITS

Exhibit 2.1    Form of Certificate of Incorporation of the Surviving Entity

                       GLOSSARY OF DEFINED TERMS

DEFINED TERMS                                                   WHERE DEFINED
-------------                                                   -------------
Agreement.......................................................Preamble
AMEX............................................................Section 3.1(c)
Certificate of Merger...........................................Section 1.3
Closing.........................................................Section 1.2
Closing Date....................................................Section 1.2
Code............................................................Recitals
Conversion Ratio................................................Section 3.1(b)
DGCL............................................................Recitals
Dissenting Shares...............................................Section 3.5
Effective Time..................................................Section 1.3
Exchange Act....................................................Section 3.4
Fractional Cash Payment.........................................Section 3.1(c)
INX.............................................................Preamble
INX Certificates................................................Section 3.1(b)
INX Common Stock................................................Recitals
INX Stock Option................................................Section 7.1(b)
INX Stock Option Plans..........................................Section 7.1(b)
INX Stockholder Consent.........................................Section 7.1(a)
Lost Stock Affidavit............................................Section 3.3(b)
Material Adverse Effect.........................................Section 11.10(c)
Merger..........................................................Recitals
Merger Consideration............................................Section 3.1(c)
Merger Sub......................................................Recitals
Merger Sub Common Stock.........................................Section 3.2
New INX Common Stock............................................Section 3.2
Parent..........................................................Preamble
Parent Common Stock.............................................Section 3.1(b)
Parent Meeting..................................................Section 8.1
Parent Regulatory Filings.......................................Section 5.4(b)
Proxy Statement.................................................Section 8.1
Reg D PPM.......................................................Section 7.6
Rule 16b-3......................................................Section 3.4
SEC.............................................................Section 3.4
Securities Act..................................................Section 4.4(b)
Special Meeting Matters.........................................Section 5.5
Stock Consideration.............................................Section 3.1(b)
Stockholder.....................................................Preamble
Stockholder Representative......................................Section 8.5A
Surviving Corporation...........................................Section 1.1
Third-Party Provisions..........................................Section 11.3

                          PLAN AND AGREEMENT OF MERGER

      THIS PLAN AND AGREEMENT OF MERGER (this "AGREEMENT") is made and entered into as of February 1, 2005, by and among I-Sector Corporation, a Delaware corporation ("PARENT"), INX Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("MERGER SUB"), Internetwork Experts, Inc., a Delaware corporation and majority-owned subsidiary of Parent ("INX") and each of the stockholders of INX other than Parent that are signatories hereto (each a "STOCKHOLDER" and collectively the "STOCKHOLDERS").

                                    RECITALS

      WHEREAS, the Board of Directors of Parent has approved this Agreement and determined that the merger of Merger Sub with and into INX (the "MERGER") in accordance with the provisions of the Delaware General Corporation Law, as amended (the "DGCL"), and subject to the terms and conditions of this Agreement, is advisable and in the best interests of Parent and its stockholders;

      WHEREAS, the Board of Directors of Merger Sub has approved this Agreement and determined that the Merger in accordance with the provisions of DGCL, and subject to the terms and conditions of this Agreement, is advisable and in the best interests of Merger Sub and its stockholders;

      WHEREAS, the director and sole stockholder of Merger Sub has approved this Agreement;

      WHEREAS, the Board of Directors of INX has approved this Agreement and determined that the Merger, in accordance with the provisions of the DGCL, and subject to the terms and conditions of this Agreement, is advisable and in the best interests of INX and its stockholders;

      WHEREAS, as a result of the Merger, and in accordance with the DGCL, each issued and outstanding share of INX common stock, par value $0.001 per share (the "INX COMMON STOCK"), other than shares of INX Common Stock owned by Parent, Merger Sub, INX or any wholly-owned subsidiary of Parent immediately prior to the Effective Time, shall, upon the terms and subject to the conditions set forth herein, be converted into the right to receive the Merger Consideration; and

      WHEREAS, the merger is intended to qualify as a reorganization under the provisions of Section 368(a)(i)(B) of the Internal Revenue Code of 1986, as amended (the "CODE").

      NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                   THE MERGER

      Section 1.1 The Merger. At the Effective Time, upon the terms and subject to the conditions of this Agreement, and in accordance with the DGCL, Merger Sub shall be merged with and into INX, and the separate existence of Merger Sub shall cease and INX shall continue as the surviving Corporation (sometimes hereinafter referred to as the "SURVIVING CORPORATION").

      Section 1.2 The Closing. Upon the terms and subject to the conditions of this Agreement, the closing of the Merger (the "CLOSING") shall take place at
(a) the offices of Porter & Hedges, L.L.P., 700 Louisiana, 35th Floor, Houston, Texas 77002, at 10:00 a.m., local time, on the first business day after satisfaction or waiver of the conditions set forth in SECTION 9.1, or, if on such day any condition set forth in SECTION 9.2 or SECTION 9.3 has not been satisfied or waived, as soon as practicable after all the conditions set forth in ARTICLE 9 have been satisfied or waived in accordance herewith, or (b) at such other time, date or place as INX and the Parent may agree in writing. The date on which the Closing occurs is hereinafter referred to as the "CLOSING DATE."

      Section 1.3 Effective Time. Prior to the Closing, the Parent, Merger Sub and INX shall prepare, and on the Closing Date shall cause a certificate of merger meeting the requirements of Section 251 of the DGCL with respect to the Merger (the "CERTIFICATE OF MERGER") to be properly executed and filed in accordance with such section. The Merger shall become effective at such time as the Certificate of Merger is properly executed and filed, or at such other time as Parent and INX shall have agreed upon and designated in the Certificate of Merger as the effective time of the Merger (such time at which the Merger shall have become effective is referred to herein as the "EFFECTIVE TIME").

      Section 1.4 Effects of the Merger. The Merger shall have the effects set forth in Section 259 of the DGCL. Parent agrees that it will be responsible for, and will pay, all applicable fees, charges and incorporation and franchise taxes required by law to be paid by Merger Sub.

                                   ARTICLE 2
                          ORGANIZATIONAL DOCUMENTS AND
                 DIRECTORS AND OFFICERS OF SURVIVING CORPORATION

      Section 2.1 Certificate of Incorporation of the Surviving Corporation. As of the Effective Time, the certificate of incorporation of the Merger Sub set forth in Error! Reference source not found. hereto shall be the certificate of incorporation of the Surviving Corporation until duly amended in accordance with applicable law; provided, however, that at the Effective Time, the certificate of incorporation of the Merger Sub shall be amended to provide that the name of the Surviving Corporation from and after the Effective Time shall be "Internetwork Experts, Inc."

      Section 2.2 Bylaws of the Surviving Corporation. As of the Effective Time, the existing bylaws of INX shall be the bylaws of the Surviving Corporation until duly amended in accordance with applicable law.

      Section 2.3 Directors of Surviving Corporation. The directors of INX shall resign effective immediately prior to the Effective Time. The directors of Merger Sub immediately prior to the Effective Time shall become directors of INX and shall serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's certificate of incorporation and bylaws and the DGCL.

      Section 2.4 Officers of Surviving Corporation. The officers of INX immediately prior to the Effective Time shall continue to be the officers of the Surviving Corporation until their successors are duly appointed.

                                   ARTICLE 3
                        EFFECT OF THE MERGER ON THE STOCK
                 OF INX AND MERGER SUB; EXCHANGE OF CERTIFICATES

      Section 3.1 Effect on INX Stock and INX Stock Options. As of the Effective Time, by virtue of the Merger, and without any further action by Merger Sub or INX or by the holders of any securities of Merger Sub or INX:

            (a) Cancellation of Treasury Stock and Parent Owned Stock. Each share of INX Common Stock that is owned by INX, Merger Sub, Parent or any wholly-owned subsidiary of INX or Parent immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

            (b) Conversion of INX Common Stock. Each issued and outstanding share of INX Common Stock (other than shares to be canceled in accordance with SECTION 3.1(A) or as otherwise provided for in SECTION 3.5 with respect to shares of INX Common Stock as to which appraisal rights have been exercised) shall be converted into the right to receive 0.136054 (the "CONVERSION RATIO") of a share of the Parent's common stock, par value $0.01 per share (the "PARENT COMMON STOCK"). The Parent Common Stock issued in the Merger is hereinafter referred to as the "STOCK CONSIDERATION." As of the Effective Time, all such shares of INX Common Stock converted into the right to receive the Stock Consideration shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of INX Common Stock (the "INX CERTIFICATES") shall cease to have any rights with respect thereto, except the right to receive the Stock Consideration (plus the Fractional Cash Payment pursuant to subsection (c) below) into which such shares have been converted.

            (c) No Fractional Shares. Notwithstanding any other provision of this Agreement, no fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of INX Certificates, and no holder of INX Common Stock shall be entitled to receive a fractional share of Parent Common Stock. Notwithstanding any other provision of this Agreement, each holder of shares of INX Common Stock converted pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after taking into account all INX

      Certificates delivered by such holder) shall receive from INX (and not from Parent or Merger Sub), in lieu thereof, cash (without interest) in an amount equal to such fractional amount multiplied by the average of the last reported sales prices of Parent Common Stock, as reported on the American Stock Exchange ("AMEX"), on each of the ten trading days immediately preceding the date of the Effective Time (such cash payment is referred to herein as the "FRACTIONAL CASH PAYMENT" and together with the Stock Consideration, the "MERGER CONSIDERATION").

            (d) Assumption of INX Employee Stock Options. Each INX stock option shall be assumed by Parent as set forth in SECTION 8.9.

      Section 3.2 Effect on the Stock of Merger Sub. As of the Effective Time, each share of the Merger Sub's common stock, par value $.10 per share (the "MERGER SUB COMMON STOCK"), that was outstanding prior to the Effective Time shall be converted into one fully paid and nonassessable share of common stock of the Surviving Corporation, par value $.10 per share ("NEW INX COMMON Stock"). As of the Effective Time, all such shares of Merger Sub Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Merger Sub Common Stock shall cease to have any rights with respect thereto, except the right to receive the number of shares of New INX Common Stock into which such shares have been converted.

      Section 3.3 Exchange of Certificates.

            (a) Surrender of INX Certificates. At the Closing, each holder of record of shares of INX Common Stock whose shares were converted into the right to receive the Merger Consideration pursuant to SECTION 3.1 shall deliver, or cause to be delivered on its behalf, one or more INX Certificates, in proper and negotiable form representing the number of shares of INX Common Stock held of record by each such holder. Upon surrender of an INX Certificate for cancellation to Parent, together with such other documents as may reasonably be required by the Parent, the holder of such Certificate that is entitled to receive Parent Common Stock in the Merger shall receive in exchange therefor a certificate representing that number of whole shares of Parent Common Stock in the Merger shall receive in exchange therefor a certificate representing that number of whole shares of Parent Common Stock which such holder has the right to receive pursuant to the provisions of this ARTICLE 3 and cash in lieu of any fractional share of Parent Common Stock in accordance with
      SECTION 3.1(C) and the INX Certificate so surrendered shall forthwith be canceled. No interest shall be paid or will accrue on any cash payable to holders of Certificates pursuant to the provisions of this ARTICLE 3.

            (b) Lost Certificates. If any INX Certificate shall have been lost, stolen or destroyed, in lieu of such INX Certificate, the Stockholder claiming such INX Certificate to be lost, stolen or destroyed shall deliver an affidavit of that fact, in such form as may be requested by the Parent or the Parent's transfer agent (the "LOST STOCK AFFIDAVIT"). The Parent may require the posting by such Stockholder of a bond in such reasonable amount as the Parent may direct as indemnity against any claim that may be made against it with respect to such lost, stolen or destroyed INX Certificate.

            (c) No Further Ownership Rights in INX Common Stock. All shares of Parent Common Stock issued upon the surrender of an INX Certificate in accordance with the terms of this ARTICLE 3 (including any Fractional Cash Payments paid by INX pursuant to this ARTICLE 3) shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the shares of INX Common Stock theretofore represented by such INX Certificates, subject, however, to the Surviving Entity's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been authorized or made by INX on such shares of INX Common Stock as the case may be, which remain unpaid at the Effective Time.

      Section 3.4 Rule 16b-3 Approval. Each of the Parent, INX and Merger Sub agree that their respective board of directors shall, at or prior to the Effective Time, adopt resolutions specifically approving, for purposes of Rule 16b-3 ("RULE 16B-3") of the United States Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the receipt, pursuant to this Agreement, of Parent Common Stock and of options to acquire Parent Common Stock, by executive officers or directors of the Parent and INX who become executive officers or directors of the Parent subject to Rule 16b-3.

      Section 3.5 Dissenting Shares. Notwithstanding SECTION 3.1, shares of INX Common Stock outstanding immediately prior to the Effective Time and held by a holder of record who has not consented to the Merger in writing and who has demanded appraisal for such shares of INX Common Stock ("DISSENTING SHARES") in accordance with the DGCL shall not be converted into a right to receive any applicable Merger Consideration, unless such holder fails to perfect or withdraws or otherwise loses his right to appraisal. If after the Effective Time such holder of record fails to perfect or withdraws or loses his right to appraisal, such shares of INX Common Stock shall be treated as if they had been cancelled and converted as of the Effective Time into a right to receive the applicable Merger Consideration. Any consideration other than the Merger Consideration with respect to such Dissenting Shares shall be paid exclusively by INX, and Parent shall have no obligation for same. INX shall give Parent prompt notice of any demands received for appraisal of shares of INX Common Stock, and Parent shall have the right to participate in all negotiations and proceedings with respect to such demands. INX shall not, except with the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands.

                                   ARTICLE 4
                      REPRESENTATIONS AND WARRANTIES OF INX

      INX hereby represents and warrants to the Parent as follows:

      Section 4.1 Existence; Good Standing; Corporate Authority. INX is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. INX is duly qualified to do business and, to the extent such concept or similar concept exists in the relevant jurisdiction, is in good standing under the laws of any jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified does not and is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect (as defined in SECTION 11.10(C)). INX has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted.

      Section 4.2 Authorization, Validity and Effect of Agreements. INX has the requisite corporate power and authority to execute and deliver this Agreement and all other agreements and documents contemplated hereby and thereby to which it is a party. The consummation by INX of the transactions contemplated hereby have been duly authorized by all requisite corporate action on behalf of INX. This Agreement constitutes valid and legally binding obligation of INX, enforceable against INX in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights and general principles of equity.

                                   ARTICLE 5
                    REPRESENTATIONS AND WARRANTIES OF PARENT

      Parent hereby represents and warrants to each Stockholder as follows:

      Section 5.1 Existence; Good Standing; Corporate Authority. Parent is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. Parent is duly qualified to do business and, to the extent such concept or similar concept exists in the relevant jurisdiction, is in good standing under the laws of any jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified does not and is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. Parent has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted.

      Section 5.2 Authorization, Validity and Effect of Agreements. Parent has the requisite corporate power and authority to execute and deliver this Agreement and all other agreements and documents contemplated hereby and thereby to which it is a party. The consummation by Parent of the transactions contemplated hereby have been duly authorized by all requisite corporate action on behalf of Parent, other than the approvals referred to in SECTION 5.5. This Agreement constitutes valid and legally binding obligation of Parent enforceable against Parent, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights and general principles of equity.

      Section 5.3 Issuance of Parent Common Stock. The shares of Parent Common Stock to be issued as part of the Merger Consideration, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

      Section 5.4 No Conflict.

            (a) Neither the execution and delivery by Parent of this Agreement nor the consummation by Parent of the transactions contemplated hereby or thereby in accordance with their terms will (i) conflict with or result in a breach of any provisions of the certificate of incorporation, as amended, or bylaws of Parent, (ii) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or give rise to a right of purchase under, or accelerate the performance required by, or result in being declared void, voidable, or without further binding effect, or otherwise result in a detriment to Parent or any of its Subsidiaries under, any of the terms, conditions or provisions of, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement, joint venture or other instrument or obligation to which Parent or any of its Subsidiaries is a party, or by which Parent or any of its Subsidiaries or any of their properties is bound or affected or (iii) subject to the filings and other matters referred to in SECTION 5.4(B), contravene or conflict with or constitute a violation of any provision of any law, rule, regulation, judgment, order or decree binding upon or applicable to Parent or any of its Subsidiaries, except, for such matters described in clause (ii) or (iii) as do not and are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

            (b) Neither the execution and delivery by Parent of this Agreement nor the consummation by Parent of the transactions contemplated hereby in accordance with its terms will require any consent, approval or authorization of, or filing or registration with, any governmental or regulatory authority, other than (i) compliance with the DGCL, with respect to the filing of the Certificate of Merger, (ii) compliance with the applicable rules of the AMEX, (iii) compliance with the "blue sky" laws of various states and applicable foreign competition and antitrust laws, and (iv) collectively, the "PARENT REGULATORY FILINGS"), except for any consent, approval or authorization the failure of which to obtain and for any filing or registration the failure of which to make does not and is not reasonably likely to have a Material Adverse Effect or substantially impair or delay the consummation of the transactions contemplated hereby.

      Section 5.5 Vote Required. The only votes of the holders of any class or series of Parent capital stock necessary to approve (i) the issuance of the shares of Parent Common Stock in the merger and the shares of Parent Common Stock to be issued upon exercise of INX options assumed pursuant to the Merger and (ii) the amendment to the I-Sector Corporation Incentive Plan (collectively, the "SPECIAL MEETING MATTERS") are the affirmative vote of the holders of at least a majority of the Parent Common Stock represented at the Parent Meeting, at which a quorum is present, and cast on the Special Meeting Matters.

      Section 5.6 Filings with the Securities and Exchange Commission. Parent has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (the foregoing materials being collectively referred to herein as the "PARENT SEC REPORTS") on a timely basis or has received a valid extension of such time of filing and has filed any such Parent SEC Reports prior to the expiration of any such extension. As of their respective dates, the Parent SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the Parent SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Parent included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of Parent and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

      Section 5.7 Merger Sub. Merger Sub has not conducted any business activities prior to the date of this Agreement, other than the negotiation and execution of this Agreement. All outstanding shares of capital stock of Merger Sub are owned, beneficially and of record, by Parent.

                                   ARTICLE 6
                  REPRESENTATIONS AND WARRANTIES OF MERGER SUB

      Merger Sub hereby represents and warrants as follows:

      Section 6.1 Existence. The Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

      Section 6.2 Authorization, Validity and Effect of Agreements. Merger Sub has the requisite corporate power and authority to execute and deliver this Agreement and all other agreements and documents contemplated hereby and thereby to which it is a party. The consummation by Merger Sub of the transactions contemplated hereby have been duly authorized by all requisite corporate action on behalf of Merger Sub. This Agreement constitutes valid and legally binding obligation of Merger Sub enforceable against Merger Sub, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights and general principles of equity.

                                   ARTICLE 7
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

      Each Stockholder, severally but not jointly, represents and warrants to Parent, Merger Sub and INX that:

      Section 7.1 Ownership of INX Common Stock.

            (a) Such Stockholder is the sole record holder of the shares of INX Common Stock set forth in that certain Consent of INX Stockholders to the Merger (the "INX STOCKHOLDER CONSENT") delivered to Parent and INX concurrently with the execution of this Agreement and has the sole legal and beneficial ownership of, and good and marketable title to, those shares of INX Common Stock. All of the shares of INX Common Stock owned by such Stockholder are free and clear of any Liens or other rights or interests of any person or entity and there is no security, option, warrant, right (including, without limitation, preemptive rights), put, call, subscription agreement, commitment, understanding or claim of any nature whatsoever, fixed or contingent, to which such Stockholder, individually, is a party or by which such Stockholder, individually, is bound that directly or indirectly (i) calls for the sale, pledge, delivery or other disposition of any interests in INX or any securities convertible into, or other rights to acquire, any interests in INX, (ii) relates to the voting or control of any interests in INX, or (iii) obligates such Stockholder to grant, offer or enter into any of the foregoing. Such Stockholder has the absolute and unrestricted legal right, power, authority and capacity to transfer his shares of INX Common Stock.

            (b) Such Stockholder has been granted options to purchase INX Common Stock (an "INX STOCK OPTION") under the INX Incentive Plan, as amended and restated effective August 1, 2003 (the "INX STOCK OPTION PLAN") set forth next to such Stockholder's name on the INX Stockholder Consent and has the sole beneficial ownership of those shares of INX Common Stock issuable under the INX Stock Options. All of the INX Stock Options set forth next to the Stockholder's name on the INX Stockholder Consent and shares of INX Common Stock issuable upon the exercise of the INX Stock Options, are free and clear of any Liens or other rights or interests of any person or entity and there is no security, option, warrant, right (including, without limitation, preemptive rights), put, call, subscription agreement, commitment, understanding or claim of any nature whatsoever, fixed or contingent, to which such Stockholder, individually, is a party or by which such Stockholder, individually, is bound that directly or indirectly
      (i) calls for the sale, pledge, delivery or other disposition of any interests in INX or any securities convertible into, or other rights to acquire, any interests in INX, (ii) relates to the voting or control of any interests in the INX, or (ii) obligates such Stockholder to grant, offer or enter into any of the foregoing.

            (c) Except as set forth in subsections (a) and (b), such Stockholder has no legal or beneficial ownership of, or right or claim to any INX Common Stock, INX Stock Option or other securities of INX or securities convertible into INX Common Stock.

      Section 7.2 Authority Relative to this Agreement. Such Stockholder has the legal capacity to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed by such Stockholder. Assuming the valid execution and deliver of this Agreement by all other parties to this Agreement, this Agreement is a valid and binding obligation of such Stockholder, enforceable against such Stockholder, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws relating to or affecting creditors' rights generally or by equitable principles. Such Stockholder has executed and delivered the INX Stockholder Consent whereby such Stockholder has consented to and approved this Agreement, the Merger and the consummation of the transactions contemplated hereby and such Stockholder has waived such Stockholder's rights of appraisal under the DGCL with respect to the Merger and any rights, claims or other causes of action against Parent, INX or Merger Sub.

      Section 7.3 No Violations. Neither the execution, delivery or performance of this Agreement by the Stockholder, individually, will violate or conflict with or result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under or result in the termination of, or accelerate the performance by, or result in a right of termination under, or result in the creation of any Lien upon the shares of INX Common Stock owned by such Stockholder or INX Stock Options or shares of INX Common Stock underlying

INX Stock Options under, any contract, indenture, loan document, license, permit, order, decree or instrument to which such Stockholder is a party or by which it or its assets or properties are bound.

      Section 7.4 Consents and Approvals. No consent, order, approval, waiver, authorization of, or registration, application, declaration or filing with, any Person is required with respect to such Stockholder, individually, in connection with the execution and delivery of this Agreement or the consummation of the transaction contemplated thereby.

      Section 7.5 Investment in Parent. In approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the Stockholder is making an investment decision to acquire shares of Parent Common Stock. The Stockholder is acquiring the shares of Parent Common Stock for its own account for investment, and not with a view to any distribution or resale of such shares of Parent Common Stock in violation of the Securities Act or any rule or regulation under the Securities Act and the Stockholder has no present plans to enter into any contract, undertaking, agreement or arrangement for any such distribution or resale.

      Section 7.6 Access to Information. The Stockholder hereby acknowledges receipt of the Regulation D Private Placement Memorandum (the "REG D PPM") containing information relating to Stockholder's investment in Parent Common Stock. In addition to the information contained in the Reg D PPM, the Stockholder (a) has had adequate opportunity to obtain from representatives of the Parent such information about the Parent as is necessary to evaluate the merits and risks of the acquisition of shares of Parent Common Stock pursuant to this Agreement, (b) has sufficient expertise in business and financial matters to be able to evaluate the risks involved in the acquisition of shares of Parent Common Stock pursuant to this Agreement and to make an informed investment decision with respect to such acquisition, (c) is personally familiar with the business of INX and Parent, and (d) acknowledges that the shares of Parent Common Stock cannot be sold, transferred or otherwise disposed other than as allowed by the rules and regulations of the SEC.

      Section 7.7 Restricted Securities. Stockholder acknowledges and agrees that shares of Parent Common Stock to be issued in the Merger are subject to restrictions on transfer as set forth in SECTION 8.10 and further understands that the shares of Parent Common Stock will not have been registered pursuant to the Securities Act or any applicable state securities laws, that the shares of Parent Common Stock will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the shares of Parent Common Stock cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, such Investor represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Appropriate stop transfer instructions may be issued to the transfer agent for securities of the Company (or a notation may be made in the appropriate records of the Company) in connection with the shares of Parent Common Stock.

      Section 7.8 No Regulatory Recommendations. The Stockholder understands that there has not been any finding or determination by any federal or state regulatory authority relating to the fairness of an investment in the shares of Parent Common Stock to be issued to the Stockholder in the Merger, and there has not been any approval, recommendation, or endorsement of either the offering of the shares or the shares themselves by any federal or state regulatory authority.

      Section 7.9 Legal Counsel. SUCH STOCKHOLDER UNDERSTANDS THAT IT IS HIS, HER OR ITS RESPONSIBILITY TO OBTAIN ITS OWN LEGAL AND FINANCIAL ADVISORS (INCLUDING TAX ADVISORS) WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THAT PORTER & HEDGES, L.L.P. IS REPRESENTING ONLY PARENT IN CONNECTION WITH THIS AGREEMENT, THE MERGER AND THE TRANSACTIONS CONTEMPLATED HEREBY AND NOT SUCH STOCKHOLDER.

                                   ARTICLE 8
                            COVENANTS AND AGREEMENTS

      Section 8.1 Proxy Statement. As promptly as practicable after the execution of this Agreement, (i) Parent shall prepare and file with the SEC a proxy statement (together with any amendments thereof or supplements thereto, the "PROXY STATEMENT") relating to the special meeting of the Parent stockholders (the "PARENT MEETING") to be held to consider approval of the Special Meeting Matters. Parent shall use its reasonable best efforts to cause the Proxy Statement to be mailed to its stockholders as promptly as practicable.

      Section 8.2 Parent Meeting. Parent shall call and hold the Parent Meeting as promptly as practicable for the purpose of obtaining the approval of the Special Meeting Matters by the Parent stockholders. Parent shall use its reasonable best efforts to solicit from its stockholders proxies in favor of the Share Issuance, and shall take all other commercially reasonable action necessary or advisable to secure the vote or consent of its stockholders.

      Section 8.3 INX Stockholders Written Consents. Subject to SECTION 5.4 and
SECTION 9.1, INX shall, as promptly as practicable after execution of this Agreement, seek the execution and delivery of the INX Stockholder Consent by any INX stockholder that did not execute and deliver a INX Stockholder Consent to Parent before the execution of this Agreement.

      Section 8.4 INX Voting and Support Agreements. INX shall, as promptly as practicable after execution of this Agreement, seek the execution and delivery of the Voting and Support Agreement by any INX stockholder or grantee under any INX Stock Option who did not execute and deliver a Voting and Support Agreement to Parent before the execution of this Agreement.

      Section 8.5 Stockholder Representative.

            (a) Each Stockholder hereby constitutes and appoints Mark Hilz or his duly designated substitutes as his representative and true and lawful agent and attorney-in-fact (collectively, the "STOCKHOLDER REPRESENTATIVE"), authorizing the Stockholder Representative to perform any and all such acts as are required, authorized or contemplated by this Agreement, including, but not limited to, the following: (i) to surrender the INX Certificates and Lost Stock Affidavits deposited with the Stockholder

      Representative to the Parent at the Closing; (ii) to execute and deliver stock powers, certificates and any other additional documentation as the Parent or the Parent's transfer agent may request to effectuate the exchange of the INX Common Stock for the Stock Consideration pursuant to
      SECTION 3.1; (iii) to receive all notices and other documents given or to be given to the Stockholders pursuant to this Agreement; (iv) to receive and accept service of process in connection with any claim or other proceeding against the Stockholders arising under this Agreement; (v) to undertake, compromise, defend and settle any such suit or proceeding on behalf of the Stockholders as a group arising under this Agreement; (vi) to execute and deliver all agreements, certificates and documents required or deemed appropriate by the Stockholder Representative in connection with any of the transactions contemplated by this Agreement whether prior to, at or after the Closing, including any amendments to this Agreement; (vii) to act pursuant to the direction of a majority in interest of the Stockholders; and (viii) receive the Merger Consideration on behalf of the Stockholders and distribute such Merger Consideration to the respective Stockholders, all in accordance with this Agreement.

            (b) A decision, act, consent or instruction of the Stockholder Representative shall be final, binding and conclusive upon each of such Stockholder, and Parent may rely conclusively, absolutely and exclusively, without inquiry, upon any such decision, act, consent or instruction of every such Stockholder. Parent is hereby relieved from any liability to any Person for any acts done by them in accordance with such decision, act, consent or instruction of the Stockholder Representative.

      Section 8.6 Delivery of INX Certificates to Stockholder Representative. At least ten days before the Closing, each Stockholder shall deliver to the Stockholder Representative their respective INX Certificates, in proper and negotiable form representing the number of shares of INX Common Stock held of record by such Stockholder as set forth on the signature pages attached hereto, or a Lost Stock Affidavit for their respective INX Certificates.

      Section 8.7 Private Placement. Parent and each Stockholder shall use their respective reasonable efforts to cause the Merger to qualify as a private placement of Parent Common Stock under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

      Section 8.8 Listing Application.

            (a) Parent shall promptly prepare and submit to the AMEX a listing application covering the Parent Common Stock to be issued in the Merger or upon the exercise of the INX Stock Options and shall use its commercially reasonable best efforts to obtain, prior to the Effective Time, approval for the listing on the AMEX of such Parent Common Stock, subject to official notice of issuance.

            (b) The listing fees payable to the AMEX with respect to the listing applications or any amendments thereto shall be paid by Parent.

         Section 8.9 INX Employee Stock Options, Incentives and Benefit Plans.

                  (a) At the Effective Time, each INX Stock Option granted under the INX Stock Option Plan, whether vested or unvested, shall be deemed assumed by Parent and shall thereafter be deemed to constitute a fully-vested option (i) to acquire that number of shares of Parent Common Stock equal to the product of (x) number of shares of INX Common Stock that were granted under such INX Stock Option multiplied by (y) the Conversion Ratio, (ii) at an exercise price equal to the quotient of (a) the exercise price of such INX Stock Option as stated in the INX Stock Option divided by (b) the Conversion Ratio, and (iii) on the same terms and conditions as were applicable under such INX Stock Option immediately prior to the Effective Time (in accordance with the past practice of INX with respect to interpretation and application of such terms and conditions and in compliance with the requirements of Code
         Section 424). For example, and solely for the purposes of illustrating the mechanics of the conversion and assumption of an INX Stock Option, immediately prior to the Effective Time, an INX Stock Option to acquire 735 shares of INX Common Stock at an exercise price of $0.20 per share shall be deemed to be an option to purchase 100 shares of Parent Common Stock (735 shares of INX Common Stock multiplied by the Conversion Ratio = 100 shares of Parent Common Stock) at an exercise price of $1.47 ($0.20 exercise price stated in INX Stock Option divided by the Conversion Ratio). In addition, each of Parent and INX shall prior to the Effective Time make any amendments to the terms of its respective stock option or compensation plans or arrangements that are necessary to give effect to the transactions contemplated by this Section.

                  (b) Parent shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Parent Common Stock for delivery pursuant to this Section.

                  (c) As promptly as practicable after the Effective Time, Parent shall prepare and file with the SEC a registration statement on Form S-8 to register the shares of Parent Common Stock issuable upon the exercise of the INX Stock Options assumed by Parent pursuant to this Section.

         Section 8.10 Restrictions on Parent Common Stock.

                  (a) Each Stockholder covenants that in no event will it sell, transfer or otherwise dispose of any of the shares of Parent Common Stock it receives in the Merger other than in conjunction with an effective registration statement for the shares under the Securities Act or pursuant to an exemption therefrom, or in compliance with Rule 144 promulgated under the Securities Act or to a person related to or an entity affiliated with said Purchaser and other than in compliance with the applicable securities regulation laws of any state;

                  (b) Parent will place a legend on each certificate representing shares of Parent Common Stock to be issued in the Merger substantially as follows:

                  THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE OR FOREIGN JURISDICTION. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE OR FOREIGN JURISDICTION, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

                  (c) The legend set forth above shall be removed and Parent shall issue a certificate without such legend to the holder of the shares of Parent Common Stock upon which it is stamped, if, unless otherwise required by state securities laws, (i) such shares of Parent Common Stock are registered for resale under the Securities Act, (ii) in connection with a sale transaction, such holder provides the Parent with an opinion from counsel satisfactory to Parent in its sole discretion, to the effect that a public sale, assignment or transfer of the shares of Parent Common Stock may be made without registration under the Securities Act, or (iii) such holder provides Parent with an opinion of counsel satisfactory to Parent in its sole discretion that the shares of Parent Common Stock can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

                  (d) Stop transfer instructions to the transfer agent of the shares of Parent Common Stock to be issued to the Stockholder in the Merger have been or will be placed with respect to the shares of Parent Common Stock to be issued to the Stockholder in the Merger so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (b) above.

                                    ARTICLE 9
                                   CONDITIONS

         Section 9.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

                  (a) The Special Meeting Matters shall have been adopted and approved by the requisite vote of the stockholders of Parent in accordance with the DGCL and rules and regulations of the SEC and AMEX;

                  (b) This Agreement and the transactions contemplated hereby shall have been adopted and approved by the stockholders of INX in accordance with the DGCL as well as the Company's certificate of incorporation and bylaws;

                  (c) No statute, rule, regulation executive order, decree, ruling or cease and desist order shall have enacted, entered promulgated or enforced by any U.S. federal or state or foreign governmental authority which prohibits the consummation of the Merger substantially on the terms contemplated hereby;

                  (d) None of the parties hereto shall be subject to any decree, order or injunction of a United States federal or state or foreign court of competent jurisdiction which prohibits the consummation of the Merger; and

                  (e) Parent shall have applied to list the Parent Common Stock to be issued in connection with the Merger on the AMEX.

         Section 9.2 Conditions to Obligation of INX to Effect the Merger. The obligation of INX to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

                  (a) The representations and warranties of Parent contained in this Agreement (i) that are qualified as to materiality or Material Adverse Effect shall be true and correct in all respects as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case as of such earlier date), and (ii) those not so qualified shall be true and correct in all respects as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case as of such earlier date), except for such breaches of representations and inaccuracies in warranties in this clause (ii) that do not and are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, and INX shall have received a certificate of Parent executed on its behalf by its President or one of its Vice Presidents, dated the Closing Date, certifying to such effect.

         Section 9.3 Conditions to Obligation of Parent to Effect the Merger. The obligations of Parent to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

                  (a) The representations and warranties of each Stockholder contained in this Agreement shall be true and correct in all respects as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case as of such earlier date);

                  (b) At any time after the date of this Agreement, there shall not have been any event or occurrence, or series of events or occurrences, that has had or is reasonably likely to have, individually or in the aggregate with all other events or occurrences since the date of this Agreement, a Material Adverse Effect;

                  (c) Each holder of INX Common Stock shall have executed and delivered to INX an INX Stockholder Consent;

                  (d) Each holder of an INX Stock Option shall have executed and delivered to the Parent a Voting and Support Agreement; and

                  (e) No holders of INX Common Stock shall have perfected their appraisal or dissenters' rights under the DGCL.

                                   ARTICLE 10
                                   TERMINATION

         Section 10.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Effective Time by the mutual written consent of Parent and INX whether before or after the vote of their respective stockholders approving this Agreement.

         Section 10.2 Termination by INX or Parent. This Agreement may be terminated at any time prior to the Effective Time by action of the board of directors of INX or of Parent if:

                  (a) a meeting (including adjournments and postponements) of the stockholders of Parent for the purpose of obtaining the approval required by SECTION 9.1(A) shall have been held and such stockholder approval shall not have been obtained; or

                  (b) a U.S. federal, state or non-U.S. court of competent jurisdiction or U.S. federal, state or non-U.S. governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; provided, however, that the party seeking to terminate this Agreement pursuant to this clause (d) shall have complied with SECTION 8.3 and, with respect to other matters not covered by SECTION 8.3, shall have used its commercially reasonable best efforts to remove such injunction, order or decree.

         Section 10.3 Termination by INX. This Agreement may be terminated at any time prior to the Effective Time by action of the board of directors of INX if there has been a breach by Parent of any representation, warranty, covenant or agreement set forth in this Agreement or if any representation or warranty of Parent shall have become untrue, in either case such that the conditions set forth in SECTION 9.2(A) would not be satisfied, and any such breach is not curable, or, if curable, is not cured within 30 days after written notice of such breach is given to Parent by INX; provided, however, that the right to terminate this Agreement pursuant to SECTION 10.30 shall not be available to INX if it, at such time, is in breach of any representation, warranty, covenant or agreement set forth in this Agreement such that the condition set forth in
SECTION 9.3(A) shall not be satisfied.

         Section 10.4 Termination by Parent. This Agreement may be terminated at any time prior to the Effective Time by action of the board of directors of Parent if there has been a breach by INX or any Stockholder of any representation, warranty, covenant or agreement set forth in this Agreement or if any representation or warranty of INX shall have become untrue, in either case such that the conditions set forth in SECTION 9.3(A) would not be satisfied, and such breach is not curable, or, if curable, is not cured within 30 days after written notice of such breach is given by Parent to INX; provided, however, that the right to terminate this Agreement pursuant to this SECTION 10.4 shall not be available to Parent if it, at such time, is in breach of any representation, warranty, covenant or agreement set forth in this Agreement such that the conditions set forth in SECTION 9.2(A) shall not be satisfied; or

         Section 10.5 Effect of Termination. If this Agreement is terminated pursuant to this ARTICLE 9, all rights and obligations of the Parent, INX, Merger Sub and the Stockholders hereunder shall terminate without any liability of any party to any other party (except for any liability of any party then in breach).

         Section 10.6 Extension; Waiver. At any time prior to the Effective Time, each party may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                   ARTICLE 11
                               GENERAL PROVISIONS

         Section 11.1 Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Merger.

         Section 11.2 Notices. Except as otherwise provided herein, any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission or by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

                  (a)      if to INX:

                                    Internetwork Experts, Inc.
                                    1955 Lakeway Drive
                                    Suite 220
                                    Lewisville, Texas  75057
                                    Attention:  Mark T. Hilz
                                    Facsimile:  (469) 549-3888

                  (b)      if to Parent or Merger Sub:

                                    I-Sector Corporation
                                    6401 Southwest Freeway
                                    Houston, Texas  77074
                                    Attention:  James H. Long
                                    Facsimile:  (713) 795-2001
                                    with a copy to:

                                    Porter & Hedges, L.L.P.
                                    700 Louisiana, Suite 3500
                                    Houston, Texas 77002
                                    Attention:  Nick D. Nicholas
                                    Facsimile:  (713) 226-0237

                  (c)      if to Stockholder Representative:

                                    Mark T. Hilz
                                    1955 Lakeway Drive
                                    Suite 220
                                    Lewisville, Texas  75057
                                    Facsimile:  (469) 549-3888

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

         Section 11.3 Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, except for the provisions of ARTICLE 3 and SECTION 8.8 and except as provided in any agreements delivered pursuant hereto (collectively, the "THIRD-PARTY PROVISIONS"), nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. The Third-Party Provisions may be enforced by the beneficiaries thereof.

         Section 11.4 Entire Agreement. This Agreement, the exhibits to this Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

         Section 11.5 Expenses. Each party shall keep his own expenses, except that Parent shall bear all expenses of the Merger Sub and all valid reorganization expenses as permitted by IRS Revenue Ruling 73-54.

         Section 11.6 Amendments. This Agreement may be amended by the parties hereto, by action taken or authorized by their boards of directors, at any time before or after approval of matters presented in connection with the Merger by the stockholders of INX or Parent but after any such stockholder approval, no amendment shall be made which by law requires the further approval of stockholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         Section 11.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to its rules of conflict of laws.

         Section 11.8 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

         Section 11.9 Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

         Section 11.10  Interpretation.  In this Agreement:

                  (a) Unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, words denoting any gender shall include all genders, and words denoting natural persons shall include corporations and partnerships and vice versa.

                  (b) The phrase "to the knowledge of" and similar phrases relating to knowledge of INX or Parent, as the case may be, shall mean the actual knowledge of its executive officers and directors.

                  (c) "Material Adverse Effect" shall mean a material adverse effect on or change in (a) the business, assets, condition (financial or otherwise) or operations of a party (including the Surviving Entity) and its Subsidiaries on a consolidated basis, except for such changes or effects in general economic, capital market, regulatory or political conditions or changes that affect generally the IP telephony industry or changes arising out of the announcement of this Agreement, or (b) the ability of the party to consummate the transactions contemplated by this Agreement or fulfill the conditions to closing.

                  (d) The term "Subsidiary," when used with respect to any party, means any corporation or other organization (including a limited liability company), whether incorporated or unincorporated, domestic or foreign, of which such party directly or indirectly owns or controls
         (i) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization or any organization of which such party is a general partner or (ii) any form of equity interest or an interest of any other character that is convertible into an equity interest in such corporation or organization and such party has working control over the management of such corporation or organization.

         Section 11.11 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         Section 11.12 Incorporation of Exhibits. All exhibits attached hereto and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

         Section 11.13 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Parent, Merger Sub, INX, the Stockholders and the Stockholder Representative have caused this Agreement to be executed as of the date first above written.

INTERNETWORK EXPERTS, INC.                       I-SECTOR CORPORATION

By: /s/ Mark T. Hilz                               By: /s/ James H. Long
    ----------------------------------------           -------------------------
      Mark T. Hilz                                       James H. Long
      President and Chief Executive Officer              Chief Executive Officer


STOCKHOLDER REPRESENTATIVE                        INX MERGER SUB

  /s/ Mark T. Hilz                                By: /s/ James H. Long
--------------------------------------------          --------------------------
      Mark T. Hilz                                Name:   James H. Long
                                                       -------------------------
                                                         President

                           COUNTERPART SIGNATURE PAGE
                                       TO
                           PLAN AND AGREEMENT OF MERGER
                                      AMONG
                   I-SECTOR CORPORATION, INX MERGER SUB, INC.
                         AND INTERNETWORK EXPERTS, INC.
                          DATED AS OF FEBRUARY 1, 2005

         IN WITNESS WHEREOF, Parent, Merger Sub, INX, the Stockholders and the Stockholder Representative have caused this Agreement as of the date first above written.

                                  STOCKHOLDERS

      /s/ David Peoples                                   585,000                            456,300
      ------------------------------------    ----------------------------------   ---------------------------
      David Peoples                           Number of Shares of INX Common       Number of INX Stock Options
                                              Stock

      /s/ Don Smith                                       495,000                            754,100
      ------------------------------------    ----------------------------------   ---------------------------
      Don Smith                               Number of Shares of INX Common       Number of INX Stock Options
                                              Stock

      /s/ David DeYoung                                   330,930                            633,125
      ------------------------------------    ----------------------------------   ---------------------------
      David DeYoung                           Number of Shares of INX Common       Number of INX Stock Options
                                              Stock

      /s/ John C'de Baca                                  180,000                            140,400
      ------------------------------------    ----------------------------------   ---------------------------
      John C'de Baca                          Number of Shares of INX Common       Number of INX Stock Options
                                              Stock

      /s/ Andrew Cantrell                                  80,020                             63,507
      ------------------------------------    ----------------------------------   ---------------------------
      Andrew Cantrell                         Number of Shares of INX Common       Number of INX Stock Options
                                              Stock

      /s/ Joey Johnson                                     50,400                             54,312
      ------------------------------------    ----------------------------------   ---------------------------
      Joey Johnson                            Number of Shares of INX Common       Number of INX Stock Options
                                              Stock

      /s/ Joel Hutton                                      45,000                             55,100
      ------------------------------------    ----------------------------------   ---------------------------
      Joel Hutton                             Number of Shares of INX Common       Number of INX Stock Options
                                              Stock

      /s/ Dave Plank                                        6,750                              6,680
      ------------------------------------    ----------------------------------   ---------------------------
      Dave Plank                              Number of Shares of INX Common       Number of INX Stock Options
                                              Stock

      /s/ Veronica Marriott                                 4,500                             11,010
      ------------------------------------    ----------------------------------   ---------------------------
      Veronica Marriott                       Number of Shares of INX Common       Number of INX Stock Options
                                              Stock

      /s/ Brian Cochran                                     3,600                              1,250
      ------------------------------------    ----------------------------------   ---------------------------
      Brian Cochran                           Number of Shares of INX Common       Number of INX Stock Options
                                              Stock

      /s/ Leigh McGregor                                    1,800                              6,404
      ------------------------------------    ----------------------------------   ---------------------------
      Leigh McGregor                          Number of Shares of INX Common       Number of INX Stock Options
                                              Stock

      /s/ Albert Lowry                                      1,800                               -0-
      ------------------------------------    ----------------------------------   ---------------------------
      Albert Lowry                            Number of Shares of INX Common       Number of INX Stock Options
                                              Stock

      /s/ John Newell                                       3,700                              6,950
      ------------------------------------    ----------------------------------   ---------------------------
      John Newell                             Number of Shares of INX Common       Number of INX Stock Options
                                              Stock

      /s/ Gordon Jackson                                    9,000                               -0-
      ------------------------------------    ----------------------------------   ---------------------------
      Gordon Jackson                          Number of Shares of INX Common       Number of INX Stock Options
                                              Stock

      /s/ Casey Brydson                                     2,500                              5,000
      ------------------------------------    ----------------------------------   ---------------------------
      Casey Brydson                           Number of Shares of INX Common       Number of INX Stock Options
                                              Stock